First Citizens BancShares Third Quarter 2021 Earnings Conference Call October 27, 2021

® 2 Important Notices Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of BancShares’ previously announced acquisition transaction(s), the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), and general competitive, economic, political, and market conditions, as well as risks related to the proposed transaction with CIT Group Inc (“CIT”) including, in addition to those described above and among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BancShares and CIT do business, (2) disruption to BancShares’ and CIT’s businesses as a result of the pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, (4) the risk that the integration of BancShares’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that BancShares and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against BancShares and/or CIT, (6) the failure to obtain remaining governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of BancShares’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the completion of the proposed transaction, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by BancShares’ issuance of additional shares of its capital stock in connection with the proposed transaction, (12) other factors that may affect future results of BancShares and CIT including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (13) the impact of the global COVID-19 pandemic on CIT’s business, the parties’ ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BancShares and factors which could affect the forward-looking statements contained herein can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its other filings with the Securities and Exchange Commission. Non-GAAP Measures Certain measures included in this presentation are "non-GAAP," meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results and financial position to its investors, analysts and management. The non-GAAP measures presented in this presentation are listed, and are reconciled to the most comparable GAAP measure, in the non-GAAP reconciliation table(s) appearing in the Appendix.

® Timing • North Carolina Commissioner of Banks and Federal Deposit Insurance Corporation have approved. • Awaiting approval from the Board of Governors of the Federal Reserve System (“FRB”). • Both parties have responded to all questions issued by the Staff of the FRB, and the Staff has informed the parties that they do not have further questions at this time. • The parties have been informed that the application is presently at the Governor level and the Board of Governors has not provided a timeframe for its decision on the application. Integration • Operational conversion plans and initial timelines have been drafted and will be finalized following close. • Conversions expected to begin in early 2022, subject to timing of close. • Leaders from both organizations are actively engaged in planning to ensure cultural alignment and a successful integration. • Closing is expected as soon as practicable following the above approval and satisfaction or waiver of other customary closing conditions. • Final valuations will commence upon closing of the transaction. • Purchase accounting adjustments to be disclosed as soon as practicable post legal close. • Prior estimates for cost savings and merger related expenses to be confirmed post legal close. Next Steps CIT Merger Update

® 3Q21 vs. 2Q21 ▪ Net income available to common shareholders totaled $119.4 million, or $12.17 per share in 3Q21 compared to $148.2 million, or $15.09 per share in 2Q21. ▪ Pre-provision net revenue(1) decreased $22.0 million primarily due to less favorable fair value adjustments on marketable equity securities, lower realized gains on AFS securities, and an increase in noninterest expense. ▪ The net benefit from provision for credit losses decreased $18.5 million. In 3Q21 there was a $5.9 million reserve release compared to a $21.6 million reserve release in 2Q21. ▪ The effective tax rate for 3Q21 was favorably impacted by a $2.0 million tax benefit related to 2020 federal tax credits. 3Q21 vs. 3Q20 ▪ Net income available to common shareholders totaled $119.4 million, or $12.17 per share in 3Q21 compared to $138.0 million, or $14.03 per share in 3Q20. ▪ Pre-provision net revenue(1) decreased $25.6 million primarily due to an increase in noninterest expense and a decline in net interest income, only partially offset by an increase in noninterest income. ▪ Continued strong credit performance, low net charge- offs, and improvement in macroeconomic factors led to a $5.9 million reserve release in 3Q21 which drove a $5.2 million decline in provision for credit losses. ▪ The effective tax rates for 3Q20 and 4Q20 were favorably impacted by an allowable alternative for computing the 2020 federal income tax liability related to certain FDIC-assisted acquisitions completed in prior years. Increase (Decrease) 2Q21 3Q20 $ in thousands 3Q21 2Q21 3Q20 $ % $ % Net interest income $ 346,887 $ 346.393 $ 353.659 $ 494 0.1% $ (6,772) (1.9) % Noninterest income 122,944 134,150 120,572 (11,206) (8.4) 2,372 2.0 Noninterest expense 312,819 301,578 291,662 11,241 3.7 21,157 7.3 Pre-provision net revenue(1) 157,012 178,965 182,569 (21,953) (12.3) (25,557) (14.0) Provision (credit) for credit losses (1,120) (19,603) 4,042 18,483 94.3 (5,162) (127.7) Income before income taxes 158,132 198,568 178,527 (40,436) (20.4) (20,395) (11.4) Income taxes 34,060 45,780 35,843 (11,720) (25.6) (1,783) (5.0) Net income 124,072 152,788 142,684 (28,716) (18.8) (18,612) (13.0) Preferred dividends 4,636 4,636 4,636 — — — — Net income available to common shareholders $ 119,436 $ 148,152 $ 138,048 $ (28,716) (19.4) % $ (18,612) (13.5) % 4 Highlights (1) Net charge-off ratio shown net of SBA-PPP loans that are guaranteed by the SBA. • Lower PCD interest income of $13.5 million. ◦ + $95.9 million wealth income ◦ +$11.7 million insurance commissions ◦ + $65.3 million cardholder services income ◦ -$25.9 million merchant services income ◦ -$4.5 million ATM income Earnings Highlights FOR BOARD DECK Key Financial Ratios & Metrics 3Q21 2Q21 3Q20 Earnings per share #N/A $ 15.09 $ 14.03 Return on average assets #N/A 1.13% 1.18 % Return on average equity #N/A 14.64 14.93 Net interest margin #N/A 2.68 3.06 Efficiency ratio #N/A 64.61 62.44 Net charge-off ratio (1) #N/A 0.03 0.03 Effective tax rate #N/A 23.06 20.08 Key Financial Ratios & Metrics 3Q21 2Q21 1Q21 4Q20 3Q20 Earnings per share $ 12.17 $ 15.09 $ 14.53 $ 13.59 $ 14.03 Return on average assets 0.88% 1.13% 1.16% 1.11% 1.18 % Return on average equity 11.29 14.64 14.70 14.02 14.93 Return on average tangible common equity (1) 12.39 16.14 16.28 15.60 16.68 Net interest margin 2.61 2.68 2.80 3.02 3.06 Efficiency ratio (1) 66.09 64.61 63.35 64.28 62.44 Net charge-off ratio (1) (2) 0.06 0.03 0.04 0.07 0.03 Effective tax rate 21.54 23.06 23.01 20.96 20.08 (1) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. (2) Net charge-off ratio shown net of SBA-PPP loans that are guaranteed by the SBA. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. 3Q21 vs. 2Q21 ▪ Benefit from provision for credit losses decreased $18.5 million primarily due to a $21.6 million reserve release in 2Q21 driven by continued strong credit performance, low net charge-offs, and improved macroeconomic factors. ▪ Noninterest income decreased $11.2 million primarily due to an $8.3 million decrease in fair market value adjustments on marketable equity securities and a $7.7 million decrease in realized gains on AFS securities, partially offset by a $3.0 million increase in net service charges on deposits driven by volume. ▪ Noninterest expense increased $11.2 million primarily due to a $4.2 million increase in personnel expenses, a $2.1 million increase in impairment on non-marketable equity securities, a $1.2 million increase in merger costs, and a $1.2 million increase in third party service fees. ▪ Net interest income increased $0.5 million primarily due to lower rates paid on interest-bearing deposits. ▪ Earnings per share totaled $12.17 in 3Q21 compared to $15.09 in 2Q21. 3Q21 vs. 3Q20 ▪ Noninterest expense increased $21.2 million primarily due to a $14.0 million increase in personnel expenses, a $3.7 million increase in third party service fees, and a $3.5 million increase in merger costs. ▪ Net interest income decreased $6.8 million primarily due to a decline in yields on interest-earning assets, partially offset by lower rates paid on interest-bearing deposits. 3Q21 included $20.0 million in interest and fee income on SBA-PPP loans compared to $28.9 million in 3Q20. ▪ Continued strong credit performance, low net charge-offs, and improvement in macroeconomic factors led to a $5.2 million decline in provision for credit losses. ▪ Earnings per share totaled $12.17 in 3Q21 compared to $14.03 in 3Q20.

® 3Q21 vs. 2Q21 ▪ Net interest income (TE)(1) increased $0.4 million, or by 0.1%. ▪ Increase primarily due to higher investment and overnight yields and balances, organic loan growth and lower interest expense on deposits, partially offset by lower SBA-PPP income and a reduction in loan yields. ▪ Net interest margin (TE)(1) decreased 7 bps to 2.61%. 3Q21 vs. 3Q20 ▪ Net interest income (TE)(1) decreased $6.8 million, or by 1.9%. ▪ Decrease primarily due to decline in yields on interest-earning assets and lower interest and fee income on SBA- PPP loans, partially offset by organic loan growth, higher investment balances, and lower rates paid on interest-bearing deposits. ▪ Net interest margin (TE)(1) decreased 45 bps to 2.61%. Quarterly Net Interest Income and Margin (TE) (1) Trends Change vs. 3Q21 2Q21 3Q20 2Q21 3Q20 Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Yield/ Rate Yield/ Rate Loans and leases $ 32,707,591 3.85% $ 33,166,049 3.89% $ 32,694,996 4.06% (0.04) % (0.21) % Investment securities 10,707,519 1.47 10,534,348 1.35 9,930,197 1.50 0.12 (0.03) Overnight investments 8,956,055 0.15 7,819,287 0.11 2,992,183 0.10 0.04 0.05 Total interest-earning assets $ 52,371,165 2.73% $ 51,519,684 2.80% $ 45,617,376 3.24% (0.07) % (0.51) % Interest-bearing deposits 27,768,225 0.12% 27,004,114 0.13% 23,625,140 0.23% (0.01) % (0.11) % Securities sold under customer repurchase agreements 672,114 0.21 677,451 0.21 710,237 0.22 — (0.01) Other borrowings 1,222,452 2.12 1,227,755 2.12 1,256,331 2.15 — (0.03) Total interest-bearing liabilities $ 29,662,791 0.20% $ 28,909,319 0.21% $ 25,591,707 0.32% (0.01) % (0.12) % 5 ▪ Net interest margin decreased 6 bps from 2.67% to 2.61%. Core net interest margin decreased 3 bps from 2.48% to 2.45%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 2 bps from 3.78% to 3.76% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 12 bps from 1.35% to 1.47%. ▪ Yield on interest earning assets decreased 7 bp from 2.80% to 2.73%. ▪ Rate on interest bearing liabilities decreased (1) bps from 0.21% to 0.20% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Rate/Yield Analysis ($ in thousands) (1) Highlights $354,256 $359,370 $340,271 $347,035 $347,451 $339,260 $347,650 $329,407 $334,238 $336,654 $14,996 $11,720 $10,864 $12,797 $10,797 3.06% 3.02% 2.80% 2.68% 2.61% NII (excl. PCD) PCD NII NIM 3Q20 4Q20 1Q21 2Q21 3Q21 $200,000 $300,000 $400,000 $500,000 0.00% 1.00% 2.00% 3.00% 4.00% Net Interest Income & Margin (TE) (1) 2Q21 NIM 3Q20 NIM 2.67% 3.06 % Core: Loan yield (0.03) % (0.22) % Investment yield 0.02% (0.06) % Overnight investment yield 0.01% — % Debt volume — % 0.02 % Deposit costs 0.01% 0.11 % Earning asset mix (0.13) % PCD/Other: PCD portfolio income 0.03% 0.02 % SBA-PPP yield (0.02) % 0.07% 3Q21 NIM 2.61% 2.61% (1) Taxable-equivalent (TE) net interest income, TE yields and TE net interest margin presented above.

® Net Interest Margin (TE) Rollforward - Drivers of Margin Compression 6 ▪ Net interest margin decreased 6 bps from 2.67% to 2.61%. Core net interest margin decreased 3 bps from 2.48% to 2.45%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 2 bps from 3.78% to 3.76% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 12 bps from 1.35% to 1.47%. ▪ Yield on interest earning assets decreased 7 bp from 2.80% to 2.73%. ▪ Rate on interest bearing liabilities decreased (1) bps from 0.21% to 0.20% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Highlights 2Q21 NIM 3Q20 NIM 2.67% 3.06 % Core: Loan yield (0.03) % (0.22) % Investment yield 0.02% (0.06) % Overnight investment yield 0.01% — % Debt volume — % 0.02 % Deposit costs 0.01% 0.11 % Earning asset mix (0.13) % PCD/Other: PCD portfolio income 0.03% 0.02 % SBA-PPP yield (0.02) % 0.07% 3Q21 NIM 2.61% 2.61% 2.68% (8) bps (2) bps (1) bps +1 bps +3 bps 2.61% 2Q21 Earning Asset Mix Loan Yield SBA-PPP Deposit Costs Investment Yield 3Q21 3.06% (40) bps (16) bps (1) bps +1 bps +5 bps +6 bps 2.61% 3Q20 Earning Asset Mix Loan Yield Investment Yield Debt Rate/Mix SBA-PPP Deposit Costs 3Q21 3Q21 vs. 2Q21 ▪ 12 bps decline comprised of: ▪ ~ (13) bps related to earning asset mix; ▪ ~ (2) bps related to SBA-PPP; partially offset by: ▪ ~ 1 bps related to lower deposit cost; ▪ ~ 2 bps related to investment yield. 3Q21 vs. 3Q20 ▪ 46 bps decline comprised of: ▪ ~ (40) bps related to earning asset mix; ▪ ~ (20) bps related to loan yield; ▪ ~ (6) bps related to investment yield; partially offset by: ▪ ~ 2 bps related to the debt rate/mix; ▪ ~ 7 bps related to SBA-PPP; ▪ ~ 11 bps related to lower deposit cost. NIM Rollforwards 3Q21 to 2Q21 3Q21 to 3Q20

® 3Q21 vs. 2Q21 Noninterest income decreased by $11.2 million primarily due to the following: ▪ $16.1 million decrease in other income (non-core) due to lower securities gains and fair value adjustments on marketable equity securities; partially offset by a ▪ $4.8 million increase in core noninterest income driven primarily by a $3.0 million increase in net service charges on deposits. 3Q21 vs. 3Q20 Noninterest income increased by $2.4 million primarily due to the following: ▪ $9.7 million increase in core noninterest income: • $5.6 million increase in wealth management services driven by higher advisory and brokerage fees, as well as trust income; • $4.0 million increase in net service charges on deposits • $3.1 million increase in cardholder services income, net driven by increased transaction volume; partially offset by a • $7.0 million decrease in mortgage income driven by lower gain on sale margins and production volume. ▪ $7.3 million decrease in other income (non-core) primarily due to lower securities gains, partially offset by an increase in fair value adjustments on marketable equity securities. Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Income Summary ($ in millions) Highlights 7 $121 $127 $137 $134 $123 $19 $24 $25 $27 $11 $15 $16 $16 $16 $18 $13 $11 $13 $6 $6 $7 $6 $9 $9 $8 $20 $19 $20 $22 $23 $21 $23 $22 $22 $25 $26 $28 $32 $32 $32 Other income (non-core) Other income (core) Mortgage Merchant services (net) Cardholder services (net) Service charges on deposits Wealth management services 3Q20 4Q20 1Q21 2Q21 3Q21 Core: $102 Core: $103 Core: $112 Core: $107 Core: $112 (1) (1) Other income (non-core) includes fair value adjustments on marketable equity securities, realized gains (losses) on AFS securities, and gains (losses) on extinguishment of debt. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. Noninterest income category totals might not foot due to rounding. (1) Other income (non-core) includes fair value adjustments on marketable equity securities, realized gains (losses) on AFS securities, and gains (losses) on extinguishment of debt.

® Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Expense Summary ($ in millions) Highlights 8 $292 $305 $296 $302 $313 $179 $182 $184 $189 $193 $57 $61 $59 $57 $59 $49 $53 $43 $47 $51 $7 $9 $10 $9 $10 Personnel Occupancy & equipment Other expenses (core) Other expenses (non-core) 3Q20 4Q20 1Q21 2Q21 3Q21 Core: $285 Core: $296 Core: $286 Core: $293 Core: $303 3Q20 4Q20 1Q21 2Q21 3Q21 Efficiency Ratio(2) 62.44% 64.28% 63.35% 64.61% 66.09 % Efficiency Ratio(2) Trending (1) 3Q21 vs. 2Q21 Noninterest expense increased by $11.2 million primarily due to the following: ▪ $4.2 million increase in personnel expense driven by increases in temporary personnel costs, an increase in revenue-driven incentives, and net staff additions, partially offset by a decrease in employee benefits driven by lower health plan costs; ▪ $4.1 million increase in other expenses (core) driven primarily by our continued investments to support revenue-generating businesses and improve internal processes; ▪ $2.0 million increase in occupancy and equipment costs driven by increases in equipment purchases, computer maintenance costs and higher utilities expense; ▪ $1.2 million increase in merger-related expenses; Efficiency ratio(2) was 66.09% in 3Q21, up from 64.61% in 2Q21. The increase was due to higher core noninterest expense, partially offset by higher core noninterest income. 3Q21 vs. 3Q20 Noninterest expense increased by $21.2 million primarily due to the following: ▪ $14.0 million increase in personnel expense driven by annual merit increases, increases in revenue driven incentives, and an increase in temporary personnel costs; ▪ $3.7 million increase in third party service fees driven by our continued investments in digital and technology to support revenue-generating businesses and improve internal processes; ▪ $3.5 million increase in merger-related expenses. Efficiency ratio(2) was 66.09% in 3Q21, up from 62.44% in 3Q20. The increase was due to higher core noninterest expense, only partially offset by higher core noninterest income. Noninterest expense category totals might not foot due to rounding. (1) Other expenses (non-core) include merger-related expenses and intangible amortization. (1) Other expenses (non-core) include merger-related expense and intangible amortization. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. (2) Efficiency ratio is a Non-GAAP measure and is calculated as adjusted noninterest expense divided by net revenue (net interest income plus adjusted noninterest income). For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix.

® Highlights 9 Balance Sheet Highlights & Key Financial Ratios ($ in millions, except per share amounts) Change vs. 3Q21 2Q21 3Q20 2Q21 3Q20 Assets Cash and due from banks $ 337 $ 395 $ 352 $ (58) $ (15) Overnight investments 9,875 7,871 3,138 2,004 6,737 Investment securities 10,875 10,894 9,861 (19) 1,014 Assets held for sale 98 108 120 (10) (22) Non-PCD loans 32,143 32,293 32,349 (150) (206) PCD loans 373 397 496 (24) (123) Loans and leases 32,516 32,690 32,845 (174) (329) Less: Allowance for credit losses (183) (189) (224) 6 41 Net loans and leases 32,333 32,501 32,621 (168) (288) Other assets 3,384 3,406 2,575 (22) 809 Total assets $ 56,902 $ 55,175 $ 48,667 $ 1,727 $ 8,235 Liabilities and shareholders' equity Noninterest-bearing deposits $ 21,514 $ 20,974 $ 18,235 $ 540 $ 3,279 Interest-bearing deposits 28,551 27,437 24,016 1,114 4,535 Total deposits 50,065 48,411 42,251 1,654 7,814 Other liabilities 2,256 2,288 2,342 (32) (86) Shareholders' equity 4,581 4,476 4,074 105 507 Total liabilities and shareholders' equity $ 56,902 $ 55,175 $ 48,667 $ 1,727 $ 8,235 Key Financial Ratios: Book value per share (1) $ 432.07 $ 421.39 $ 380.43 $ 10.68 $ 51.64 Tangible book value per share (1) 394.15 383.19 341.21 10.96 52.94 Loan to deposit ratio 64.95% 67.53% 77.74% (2.58) % (12.79) % ACL to total loans and leases: Non-PCD (1) (2) 0.53 0.56 0.68 (0.03) (0.15) PCD 4.94 4.73 5.07 0.21 (0.13) Total (1) (2) 0.58 0.61 0.75 (0.03) (0.17) Noninterest bearing deposits to total deposits 42.97 43.33 43.16 (0.36) (0.19) (1) Allowance ratio excludes SBA-PPP loans in the denominator. 3Q21 vs 2Q21 ▪ Overnight investments increased $2.0 billion, funded primarily by continued growth in deposits. ▪ Loans decreased $174 million, or by 2.1% annualized, primarily due to $611 million in SBA-PPP loan forgiveness, partially offset by $437 million in organic growth (5.6% annualized). The $437 million in organic growth was driven by growth in commercial and industrial loans as well as owner occupied commercial mortgages and consumer loans. ▪ Deposits increased $1.7 billion, or by 13.6% annualized, driven by organic growth. 3Q21 vs 3Q20 ▪ Overnight investments and investment securities increased by $6.7 billion and $1.0 billion, respectively, funded primarily by deposit growth. New investment purchases were primarily in MBS and CMBS. ▪ Loans decreased $329 million, or by 1.0% primarily due to a $2.0 billion net decrease in SBA-PPP loans as forgiveness payments outpaced fundings, partially offset by $1.7 billion in organic growth (5.7%) driven by growth in owner occupied commercial mortgages and commercial and industrial loans. ▪ Deposits increased $7.8 billion, or by 18.5% driven by organic growth and the effects of government stimulus. • $6.5 billion in organic growth primarily driven by increases of $2.0 billion in demand deposits, $2.4 billion in checking with interest accounts, $1.8 billion in money market accounts and $0.9 billion in savings accounts, partially offset by a decrease of $567 million in time deposits. ▪ Other liabilities decreased $86 million primarily due to unsettled investment purchases that resulted in an outstanding payable of $662 million in February 2020, a decrease in FHLB borrowings of $10 million, and a decrease in the FDIC clawback liability of $15 million, partially offset by net proceeds from subordinated debentures issued in March 2020 of $346 million and growth in customer repurchase agreements of $(30) million.-3 for intra quarter months: 3Q21 vs 2Q21 ▪ Overnight investments and investment securities increased by $2.0 billion, respectively, funded primarily by deposit growth. New investment purchases were primarily in MBS and CMO investments. ▪ Loans decreased $174 million, or by 0.7% on an annualized basis primarily due to a $0.6 billion net decrease in SBA-PPP loans as forgiveness payments outpaced fundings, partially offset by $437 million in organic growth (1.8% annualized growth). ▪ Deposits increased $1.7 billion, or by 20.4% on an annualized basis driven primarily by organic growth. (1) Loan to deposit ratio excluding PPP loans and deposit balances would be 64.45%. for quarter end months: 3Q21 vs 2Q21 ▪ Overnight investments increased $2,004 million, funded primarily by growth in demand deposits. ▪ Loans decreased $174 million, or by 2.1% annualized, primarily due to $611 million in SBA-PPP loan forgiveness, partially offset by $437 million in organic growth (5.6% annualized). The $437 million in organic growth was driven by growth in owner-occupied commercial real estate loans. ▪ Deposits increased $1.7 billion, or by 13.6% annualized, driven by growth in checking with interest accounts of $0.4 billion. (1) Loan to deposit ratio excluding SBA-PPP loans and deposit balances would be 64.45% and 72.60% for 4Q20 and 3Q20, respectively. (1) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. (2) Allowance ratio shown net of SBA-PPP loans that are guaranteed by the SBA.

® $32,845 $32,792 $33,181 $32,690 $32,516 $19,501 $20,152 $20,327 $20,793 $21,142 $9,735 $9,771 $9,651 $9,802 $9,914 $496 $463 $433 $397 $373$3,113 $2,406 $2,770 $1,698 $1,087 Commercial Consumer PCD loans SBA-PPP 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Loan Composition ($ in millions) Loans and Leases 10 7.3% 1.4% 29.8% 61.5% 8.3% 1.3% 29.1% 61.3% 5.2% 1.2% 30.0% 63.6% 3.3% 1.2% 30.5% 65.0% Highlights Quarter to Date Annualized and Year over Year Growth Total Loans 3Q21 vs. 2Q21: (2.1)% Adjusted Loans(1) 3Q21 vs. 2Q21: 5.6% Total Loans 3Q21 vs. 3Q20: (1.0)% Adjusted Loans(1) 3Q21 vs. 3Q20: 5.7% 3Q21 vs. 2Q21 ▪ Loans decreased $174 million, or by 2.1% on an annualized basis primarily due to a $611 million net decrease in SBA-PPP loans, partially offset by $437 million in organic growth driven primarily by commercial and industrial loans as well as owner occupied commercial mortgages and consumer loans. 3Q21 vs. 3Q20 ▪ Loans decreased $329 million, or by 1.0% primarily due to a $2.0 billion net decrease in SBA-PPP loans, partially offset by $1.7 billion in organic growth (5.7%) driven primarily by owner occupied commercial mortgages and commercial and industrial loans. Year to Date Annualized and Year over Year Growth Total Loans 3Q21 vs. 2Q21: (0.7)% Adjusted Loans(1) 3Q21 vs. 2Q21: 1.8% Total Loans 3Q21 vs. 3Q20: (1.0)% Adjusted Loans(1) 3Q21 vs. 3Q20: 5.7% 3Q21 vs. 2Q21 ▪ Loans decreased $174 million, or by 0.7% on an annualized basis primarily due to a $0.6 billion net decrease in SBA-PPP loans, partially offset by $437 million in organic growth driven primarily by owner occupied commercial mortgage loans. 9.5% 1.5% 29.6% 59.4% Quarter to Date Annualized and Year over Year Growth Total Loans 3Q21 vs. 2Q21: (2.1)% Adjusted Loans(1) 3Q21 vs. 2Q21: 5.6% Total Loans 3Q21 vs. 3Q20: (1.0)% Adjusted Loans(1) 3Q21 vs. 3Q20: 5.7% 3Q21 vs. 2Q21 ▪ Loans decreased $174 million, or by 0.6% on an annualized basis, primarily due to $611 million in SBA-PPP loan forgiveness, partially offset by $437 million in organic growth. ▪ Commercial loan growth was driven primarily by owner-occupied commercial real estate loans. Loan category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. (2) Acquired banks include Gwinnett. 1.5% 29.6% 59.4% 1Q20 (1) Adjusted for SBA-PPP loans. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix.

® 11 ▪ Net interest margin decreased 6 bps from 2.67% to 2.61%. Core net interest margin decreased 3 bps from 2.48% to 2.45%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 2 bps from 3.78% to 3.76% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 12 bps from 1.35% to 1.47%. ▪ Yield on interest earning assets decreased 7 bp from 2.80% to 2.73%. ▪ Rate on interest bearing liabilities decreased (1) bps from 0.21% to 0.20% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Nonperforming Assets & Ratio (1) Provision (Credit) for Credit Losses $ in th ou sa nd s $2,556 $5,025 $2,689 $1,954 $4,781 0.03% 0.07% 0.04% 0.03% 0.06% NCO $ NCO Ratio 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $2,500 $5,000 $7,500 $10,000 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Net Charge-Offs (NCO) & Ratio (1) $ in th ou sa nd s $239,243 $242,373 $243,046 $231,149 $204,424 0.80% 0.80% 0.80% 0.74% 0.65% Nonperforming $ Nonperforming Ratio 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $100,000 $200,000 $300,000 $400,000 0.00% 0.50% 1.00% 1.50% 2.00% Quarterly Credit Quality Trends $ in th ou sa nd s $223,936 $224,314 $210,651 $189,094 $183,194$198,809 $200,327 $187,716 $170,354 $164,756 $25,127 $23,987 $22,935 $18,740 $18,438 0.75% 0.74% 0.69% 0.61% 0.58% Non-PCD ACL PCD ACL Allowance Ratio 3Q20 4Q20 1Q21 2Q21 3Q21 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 1.00% 2.00% 3.00% 4.00% Allowance & Allowance Ratio (1) ▪ Quarterly net charge-offs remain low and decreased from the previous quarter. ▪ Provision for 1Q21 was favorably impacted by improving macroeconomic outlooks and continued low net charge-offs. ▪ Nonperforming assets remain stable. $4,042 $5,403 $(10,974) $(19,603) $(1,120)Provision Expense/(Credit) (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. $ in th ou sa nd s $4,042 $5,403 $(10,974) $(19,603) $(1,120) Provision for Credit Losses 3Q20 4Q20 1Q21 2Q21 3Q21 $(30,000) $(20,000) $(10,000) $0 $10,000 $20,000 $30,000 On Day 1 of CECL adoption (January 1, 2020), ACL was 0.65% of total loans. (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. Nonperforming asset ratio is total nonperforming assets divided by total loans and other real estate. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix.

® $ in thousands Non-PCD PCD Total ACL as of December 31, 2020 $ 200,327 $ 23,987 $ 224,314 Charge-offs (25,146) (2,018) (27,164) Recoveries 12,451 5,290 17,741 Net (charge-offs) recoveries $ (12,695) $ 3,272 $ (9,423) Provision for credit losses (22,876) (8,821) (31,697) ACL as of September 30, 2021 $ 164,756 $ 18,438 $ 183,194 12 Highlights (1) Ratios exclude SBA-PPP loans. Allowance for Credit Losses (ACL) 3Q21 2Q21 1Q21 4Q20 3Q20 ACL to Non-PCD loans 0.53% 0.56% 0.63% 0.67% 0.68% ACL to PCD loans 4.94 4.73 5.30 5.18 5.07 Allowance for credit loss (ACL) ratio 0.58% 0.61% 0.69% 0.74% 0.75% Net charge-off (NCO) ratio 0.06% 0.03% 0.04% 0.07% 0.03% Coverage ratio (ACL ratio / NCO ratio) 9.67 20.33 17.25 10.57 25.00 Allowance Rollforward 4Q20 1Q21 2Q21 3Q21 4Q21 GDP (Real GDP) 18,721 18,886 19,044 19,198 19,361 GDP (Change % Y/Y) -2.77% -0.65% 10.06% 3.31% 3.42 % Unemployment 7.01% 7.24% 6.58% 6.64% 6.16 % Credit Quality Ratios (1) ▪ Portfolio remains stable with strong credit quality. ▪ Net charge-off ratio near historic lows at 6 bps. ▪ Provision credit of $31.7 million in YTD21 was driven primarily by a $41.1 million reserve release due to improved macroeconomic factors, partially offset by net charge-offs of $9.4 million. (1) Ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. (1) Ratios exclude shown net of SBA-PPP loans that are guaranteed by the SBA. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix..

® Quarter to Date Annualized and Year over Year Growth Total Deposits 3Q21 vs. 2Q21: 13.6% Total Deposits 3Q21 vs. 3Q20: 18.5% 3Q21 vs. 2Q21 ▪ Increase of $1.7 billion, or by 13.6% on an annualized basis, driven primarily by growth in money market accounts of $592 million, demand deposits of $540 million, checking with interest accounts of $392 million, and savings accounts of $178 million. 3Q21 vs. 3Q20 ▪ Increase of $7.8 billion, or by 18.5%, driven primarily by growth in demand deposits of $3.3 billion, checking with interest accounts of $2.4 billion, money market accounts of $1.8 billion, and savings accounts of $915 million, partially offset by a decrease in time deposits of $567 million. Deposits Deposit Composition ($ in millions) Highlights 13 $42,251 $43,432 $47,331 $48,411 $50,065 $18,235 $18,014 $20,515 $20,974 $21,514 $9,356 $10,592 $10,820 $11,377 $11,769 $11,520 $11,937 $13,267 $13,439 $14,209$3,140 $2,889 $2,729 $2,621 $2,573 Demand deposits Checking with interest Money market & savings Time deposits 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 5.1% 28.4% 23.5% 43.0% 5.4% 27.8% 23.5% 43.3% 5.8% 28.0% 22.9% 43.3% 6.6% 27.5% 24.4% 41.5% Year to Date Annualized and Year over Year Growth Total Deposits 3Q21 vs. 3Q20: 7.7% Adjusted Deposits(1) 3Q21 vs. 3Q20: 7.6% Total Deposits 3Q21 vs. 3Q20: 18.5% Adjusted Deposits(1) 3Q21 vs. 3Q20: 15.4% 3Q21 vs. 3Q20 ▪ Increase of $2.7 billion, or by 7.7% on an annualized basis, driven by a $1.0 billion or 6.5% annualized increase in demand deposits. ▪ Excluding the net impact of estimated SBA-PPP deposits totaling $— billion, deposits acquired from Gwinnett of , and deposits sold as part of the Entegra branch divestiture of , total deposits grew by $2.7 billion, or by 7.6% on an annualized basis. Year to Date Annualized and Year over Year Growth Total Deposits 3Q21 vs. 2Q21: 13.6% Total Deposits 3Q21 vs. 2Q21: 7.7% Total Deposits 3Q21 vs. 3Q20: 18.5% Adjusted Deposits(1) 3Q21 vs. 3Q20: 15.4% 3Q21 vs. 2Q21 ▪ Deposits increased $1.7 billion, or by 20.4% on an annualized basis driven primarily by growth in demand deposits of $3.5 billion, money market accounts of $1.5 billion, checking with interest accounts of $1.2 billion, and savings accounts of $759 million, partially offset by a decrease in time deposits of $316 million. 7.4% \ 27.3% 22.1% 43.2% (1) Adjusted for SBA-PPP. (2) Acquired banks include Gwinnett. 7.4% 27.3% 22.1% 43.2% for mar20 ▪ Increase of $1,654 million, or by 7.7% on an annualized basis, driven primarily by a $392 million increase in checking with interest accounts and a $555 million increase in money market accounts. Quarter to Date Annualized and Year over Year Growth Total Deposits 3Q21 vs. 2Q21: 13.6% Total Deposits 3Q21 vs. 2Q21: 7.7% Total Deposits 3Q21 vs. 3Q20: 18.5% Adjusted Deposits(1) 3Q21 vs. 3Q20: 15.4% 3Q21 vs. 2Q21 ▪ Increase of $1.7 billion, or by 13.6% on an annualized basis, driven primarily by a $0.4 billion increase in checking with interest accounts. ▪ Since 2Q21, we have deposited approximately $1.2 billion for SBA-PPP loan fundings and $1.1 billion for stimulus checks into our customers accounts ▪ Increase was driven by increases in demand deposits of $1.0 billion, money market accounts of $555 million, checking with interest accounts of $949 million, and savings accounts of $387 million, partially offset by a decrease in time deposits of $156 million.

® Highlights 14 Funding Mix Change vs. 3Q21 2Q21 1Q21 4Q20 3Q20 2Q21 3Q20 Total deposits $ 50,065 96.4% $ 48,411 96.2% $ 47,331 96.1% $ 43,432 95.8% $ 42,251 95.6% $ 1,654 $ 7,814 Securities sold under customer repurchase agreements 664 1.3 693 1.4 681 1.4 641 1.4 694 1.6 (29) (30) FHLB advances 646 1.2 647 1.3 649 1.3 655 1.5 655 1.5 (1) (9) Subordinated debt 497 1.0 497 1.0 497 1.0 505 1.1 504 1.1 — (7) Unsecured borrowings 76 0.1 80 0.1 84 0.2 88 0.2 93 0.2 (4) (17) Total deposits and borrowed funds $ 51,948 100.0% $ 50,328 100.0% $ 49,242 100.0% $ 45,321 100.0% $ 44,197 100.0% $ 1,620 $ 7,751 0.13% 0.10% 0.08% 0.07% 0.07% 0.23% 0.18% 0.14% 0.13% 0.12% 0.32% 0.27% 0.23% 0.21% 0.20% Cost of Deposits Cost of Interest-Bearing Deposits Cost of Interest-Bearing Liabilities QTD 3Q20 QTD 4Q20 QTD 1Q21 QTD 2Q21 QTD 3Q21 0.00% 0.10% 0.20% 0.30% 0.40% 3Q21 vs. 2Q21 ▪ No noteworthy changes in funding mix or cost of interest bearing liabilities. 3Q21 vs. 3Q20 ▪ No noteworthy changes in funding mix. ▪ Cost of interest-bearing liabilities decreased 12 bps driven by maturing time deposits and a reduction in money market rates. ▪ Total cost of deposits decreased 6 bps due to the decline in cost of interest-bearing deposits. Summary ($ in millions) Cost of Funds

® Capital Ratios ▪ Capital levels remain strong and in excess of the capital conservation buffer. ▪ Year-to-date net income before preferred dividends of $424.2 million contributed to a 128 bps increase in risk-based capital ratios. ▪ The decline in the Tier 1 Leverage ratio due to sustained deposit growth is almost entirely offset by strong earnings. ▪ Tangible book value per share(3) growth of 10.3% since December 31, 2020, supported by strong earnings. Risk-Based Capital Tier 1 Total Tier 1 CET1 Leverage December 31, 2020 13.81% 11.63% 10.61% 7.86 % Net income 1.28 1.28 1.28 0.86 Change in RWA or AA (2) (0.63) (0.54) (0.50) (1.00) Common dividends (0.04) (0.04) (0.04) (0.03) Preferred dividends (0.04) (0.04) (0.04) (0.03) Other (0.08) 0.03 0.03 0.02 September 30, 2021 14.30% 12.32% 11.34% 7.68 % Change since Q4 2020 0.49% 0.69% 0.73% (0.18) % 15 Highlights (1) Capital amounts and ratios for 3Q21 are preliminary. (2) RWA: risk-weighted assets. AA: average assets. RWA impacts total, tier 1, and CET1 risk-based capital ratios. AA impacts tier 1 leverage ratio. (3) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. 10.43% 10.61% 11.00% 11.14% 11.34% 13.70% 13.81% 14.14% 14.15% 14.30% 11.48% 11.63% 12.02% 12.13% 12.32% CET1 Tier 1 Total 3Q20 4Q20 1Q21 2Q21 3Q21 0.00% 5.00% 10.00% 15.00% Trending Risk-Based Capital Ratios(1) Capital Ratio Rollforward (1) $380.43 $396.21 $405.59 $421.39 $432.07 $341.21 $357.35 $367.07 $383.19 $394.15 BVPS TBVPS 3Q20 4Q20 1Q21 2Q21 3Q21 $300 $325 $350 $375 $400 $425 $450 Book Value and Tangible Book Value Per Share (3)

® ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. • The interest rate for the first round was 1.00% and the repayment period was 24 months. • Total fees, net of origination expenses, were $110.7 million, equating to a weighted average fee of 3.65%. ▪ The second round of the SBA-PPP loan program provided loans totaling $1.2 billion to approximately 12,000 customers. • The interest rate for the second round was also 1.00% and the repayment period is 60 months. • Total fees, net of origination expenses, through September 2021 were $59.4 million, equating to a weighted average fee of 4.90%. • The second round fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $50,000. For loans less than $50,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Highlights Paycheck Protection Program 16 ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. The second round of the SBA-PPP loan program began in January 2021 and has provided loans totaling $1.1 billion to approximately 9,600 customers as of March 2021. ▪ The interest rate for both rounds was/is 1.00%, while the repayment period was 24 months for Round 1 loans and is 60 months for Round 2. ▪ Round 1 total fees, net of origination expenses, were $110.1 million, with a weighted average fee of 3.65% (fees on loans ranged from 1% - 5% depending on size). This fee is being recognized as part of interest income using the effective yield method over the contractual loan lives. ▪ Round 2 total fees, net of origination expenses, through March 2021 were $49.9 million, with a weighted average fee of 4.71%. Fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $500,000. For loans less than $500,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Financial Highlights ($ in thousands) Round 1 Round 2 Total Loan balance, net of fees $ 78,039 $ 1,008,878 $ 1,086,917 Origination fees $ 117,849 $ 60,072 $ 177,921 Origination costs 7,100 703 7,803 Total net fee income $ 110,749 $ 59,369 $ 170,118 Net fee income earned to date $ 110,637 $ 20,110 $ 130,747 Interest income earned to date 30,130 7,374 37,504 Interest and fee income earned to date $ 140,767 $ 27,484 $ 168,251 * Round 1 Round 2 Amount % Amount % Total funded $ 3,199,897 100.0 $ 1,223,797 100.0 Total forgiven 3,121,746 97.6 175,660 14.4 Total remaining (gross loan balance) $ 78,151 2.4 $ 1,048,137 85.6 Total Forgiveness Status ($ in thousands) * Year-to-date interest and fee income on SBA-PPP loans totaled $78.1 million. Round 1 & 2 Highlights

® Quarter-to-Date INCOME STATEMENT DATA September 30, June 30, March 31, December 31, September 30, In thousands 2021 2021 2021 2020 2020 Pre-Provision Net Revenue Income before income taxes $ 158,132 $ 198,568 $ 191,349 $ 174,705 $ 178,527 Less: Provision (credit) for credit losses (1,120) (19,603) (10,974) 5,403 4,042 Pre-provision net revenue $ 157,012 $ 178,965 $ 180,375 $ 180,108 $ 182,569 Other Income (non-core) Securities gains $ 8,082 $ 15,830 $ 9,207 $ 5,281 $ 21,425 Fair value adjustments on equity securities 3,350 11,654 16,011 18,934 (2,701) Loss on extinguishment of debt — — (17) — — Other income (non-core) $ 11,432 $ 27,484 $ 25,201 $ 24,215 $ 18,724 Other Expenses (non-core) Merger-related expense $ 7,013 $ 5,769 $ 6,819 $ 5,342 $ 3,507 Amortization of core deposit and other intangible assets 2,857 3,082 3,328 3,540 3,752 Other expenses (non-core) $ 9,870 $ 8,851 $ 10,147 $ 8,882 $ 7,259 Reconciliation of GAAP to Non-GAAP Measures 17

® Quarter-to-Date INCOME STATEMENT DATA September 30, June 30, March 31, December 31, September 30, In thousands 2021 2021 2021 2020 2020 Adjusted Noninterest Income Total noninterest income $ 122,944 $ 134,150 $ 136,649 $ 126,765 $ 120,572 Less: Securities gains 8,082 15,830 9,207 5,281 21,425 Less: Fair value adjustments on equity securities 3,350 11,654 16,011 18,934 (2,701) Less: Loss on extinguishment of debt — — (17) — — Adjusted noninterest income $ 111,512 $ 106,666 $ 111,448 $ 102,550 $ 101,848 Adjusted Noninterest Expense Total noninterest expense $ 312,819 $ 301,578 $ 295,926 $ 305,373 $ 291,662 Less: Merger-related expense 7,013 5,769 6,819 5,342 3,507 Less: Amortization of core deposit and other intangible assets 2,857 3,082 3,328 3,540 3,752 Adjusted noninterest expense $ 302,949 $ 292,727 $ 285,779 $ 296,491 $ 284,403 Efficiency Ratio Adjusted noninterest expense (numerator) $ 302,949 $ 292,727 $ 285,779 $ 296,491 $ 284,403 Net interest income 346,886 346,393 339,652 358,716 353,659 Adjusted noninterest income 111,512 106,666 111,448 102,550 101,848 Net revenue (denominator) $ 458,398 $ 453,059 $ 451,100 $ 461,266 $ 455,507 Efficiency ratio 66.09% 64.61% 63.35% 64.28% 62.44 % Reconciliation of GAAP to Non-GAAP Measures 18

® BALANCE SHEET DATA September 30, June 30, March 31, December 31, September 30, In millions 2021 2021 2021 2020 2020 SBA-PPP Impact on Loans and Deposits Total loans $ 32,516 $ 32,690 $ 33,181 $ 32,792 $ 32,845 Less: SBA-PPP loans 1,087 1,698 2,770 2,406 3,113 Loans excluding SBA-PPP $ 31,429 $ 30,992 $ 30,411 $ 30,386 $ 29,732 Average loans $ 32,608 $ 33,042 $ 32,970 $ 32,854 $ 32,578 Less: Average SBA-PPP loans 1,403 2,323 2,645 2,842 3,097 Average loans excluding SBA-PPP $ 31,205 $ 30,719 $ 30,325 $ 30,012 $ 29,481 Allowance for Credit Loss Ratios Allowance Ratio Total allowance for credit losses $ 183 $ 189 $ 211 $ 224 $ 224 Total loan balance excluding SBA-PPP 31,429 30,992 30,411 30,386 29,732 Allowance ratio excluding SBA-PPP 0.58% 0.61% 0.69% 0.74% 0.75 % Non-PCD allowance for credit losses $ 165 $ 170 $ 188 $ 200 $ 199 Non-PCD loan balance excluding SBA-PPP 31,056 30,595 29,978 29,923 29,236 Non-PCD allowance ratio excluding SBA-PPP 0.53% 0.56% 0.63% 0.67% 0.68 % Nonperforming Assets Ratio Nonperforming assets $ 204 $ 231 $ 243 $ 242 $ 239 Loan balance excluding SBA-PPP 31,429 30,992 30,411 30,386 29,732 Other real estate owned (OREO) 41 44 49 50 53 Loan balance excluding SBA-PPP & OREO (denominator) 31,470 31,036 30,460 30,436 29,785 Non-Performing assets ratio excluding SBA-PPP 0.65% 0.74% 0.80% 0.80% 0.80 % Net Charge-Off Ratio Net charge-offs $ 5 $ 2 $ 3 $ 5 $ 3 Average loan balance excluding SBA-PPP 31,205 30,719 30,325 30,012 29,481 Net charge-off ratio excluding SBA-PPP 0.06% 0.03% 0.04% 0.07% 0.03 % Reconciliation of GAAP to Non-GAAP Measures 19

® BALANCE SHEET DATA September 30, June 30, March 31, December 31, September 30, In millions 2021 2021 2021 2020 2020 Common Equity and Tangible Common Equity Shareholders' equity $ 4,581 $ 4,476 $ 4,322 $ 4,229 $ 4,074 Preferred stock (340) (340) (340) (340) (340) Common equity 4,241 4,136 3,982 3,889 3,734 Less: Goodwill (350) (350) (350) (350) (350) Less: Core deposit and other intangible assets (22) (25) (28) (31) (35) Total tangible common equity $ 3,869 $ 3,761 $ 3,604 $ 3,508 $ 3,349 Return on Average Tangible Common Shareholder's Equity Net income available to common shareholders $ 119,436 $ 148,152 $ 142,680 $ 133,448 $ 138,048 Average shareholders' equity $ 4,536,592 $ 4,398,173 $ 4,275,204 $ 4,126,095 $ 4,019,075 Less: Average preferred stock 339,937 339,937 339,937 339,937 339,937 Average common shareholders' equity 4,196,655 4,058,236 3,935,267 3,786,158 3,679,138 Less: Average goodwill 350,298 350,298 350,298 350,298 350,298 Less: Average core deposit and other intangible assets 23,419 26,493 29,820 33,043 36,877 Average tangible common shareholders' equity $ 3,822,939 $ 3,681,445 $ 3,555,149 $ 3,402,817 $ 3,291,963 Return on average tangible common shareholders' equity 12.39% 16.14% 16.28% 15.60% 16.68 % Reconciliation of GAAP to Non-GAAP Measures 20

® PER SHARE DATA September 30, June 30, March 31, December 31, September 30, In thousands (excl. per share data) 2021 2021 2021 2020 2020 Book Value Per Share Total shareholders' equity $ 4,581,295 $ 4,476,490 $ 4,321,400 $ 4,229,268 $ 4,074,415 Less: Preferred stock (339,937) (339,937) (339,937) (339,937) (339,937) Total common equity $ 4,241,358 $ 4,136,553 $ 3,981,463 $ 3,889,331 $ 3,734,478 Divided by: Shares outstanding 9,816,405 9,816,405 9,816,405 9,816,405 9,816,405 Book value per share $ 432.07 $ 421.39 $ 405.59 $ 396.21 $ 380.43 Tangible Book Value Per Share Total shareholders' equity $ 4,581,295 $ 4,476,490 $ 4,321,400 $ 4,229,268 $ 4,074,415 Less: Preferred stock (339,937) (339,937) (339,937) (339,937) (339,937) Less: Goodwill (350,298) (350,298) (350,298) (350,298) (350,298) Less: CDI and other intangibles (21,879) (24,737) (27,819) (31,147) (34,687) Tangible equity $ 3,869,181 $ 3,761,518 $ 3,603,346 $ 3,507,886 $ 3,349,493 Divided by: Shares outstanding 9,816,405 9,816,405 9,816,405 9,816,405 9,816,405 Tangible book value per share $ 394.15 $ 383.19 $ 367.07 $ 357.35 $ 341.21 Reconciliation of GAAP to Non-GAAP Measures 21